UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2007 (October 4, 2007)

Legacy Reserves LP

(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

303 W. Wall, Suite 1400
Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 689-5200

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (“Amendment  No. 1”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by Legacy Reserves LP (“Legacy”) on October 4, 2007 in connection with its acquisition of certain oil and natural gas producing properties located in the Texas Panhandle from The Operating Company and private parties for an aggregate purchase price of approximately $60.5 million, subject to customary purchase price adjustments, paid in cash (the “TOC Acquisition”).

The Current Report on Form 8-K filed on October 4, 2007 is being amended by this Amendment No. 1 to amend Item 9.01 (a) and (b) because financial statements and pro forma financial information for the TOC Acquisition are no longer required.

On June 29, 2007, Legacy filed a Form 8-K providing financial information required by three significant acquisitions made prior to the TOC Acquisition: (1) the acquisition of the Binger Properties located in Caddo County, Oklahoma on April 16, 2007 for $45 million, (2) the acquisition of the Ameristate Properties located in the Permian Basin of Southeast New Mexico on May 1, 2007 for $5.5 million and (3) the acquisition of the TSF Properties located in the Permian Basin of west Texas on May 25, 2007 for $15.3 million.

On October 17, 2007, Legacy filed a Form 8-K providing financial information related to a significant acquisition made prior to the TOC Acquisition, the acquisition of the Raven OBO properties located in Alabama, Arkansas, Colorado, Mississippi, North Dakota, New Mexico, Oklahoma, Texas and Wyoming on August 3, 2007 for $20.3 million.

Since Legacy made significant acquisitions subsequent to the latest fiscal year-end and filed a report on Form 8-K which included audited financial statements of such acquired businesses for the periods required by Rule 3-05 and the pro forma financial information required by Rule 11, Rule 3-05(b)(3) provides that the significance determination may be made by using pro forma amounts for the latest fiscal year in the report on Form 8-K rather than by using the historical amounts of Legacy.  By comparing the financial information for the TOC Acquisition to the updated financial information filed with the SEC on June 29, 2007 and October 17, 2007, we have determined that the TOC Acquisition is insignificant for purposes of Rule 3-05 and Article 11 of Regulation S-X, and therefore Legacy is no longer required to provide financial statements or exhibits with respect to such acquisition.

No other amendments to the Form 8-K filing on October 4, 2007 are being made by this Amendment No. 1.

Item 9.01  Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired

Not required.

(b)           Pro forma financial information

Not required.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY RESERVES LP By: Legacy Reserves GP, LLC, its general partner

Date: December 14, 2007	By:	/s/ Steven H. Pruett
Steven H. Pruett
President, Chief Financial Officer and Secretary